SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2006


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            1-16157                   52-2208601
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


P.O. Box 17296, Stamford CT                                         06907
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(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code: (203) 329-8412
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

         As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC. The Company, TNPC and The New Power Company are referred to herein collectively as the "Debtors".

         On October 4, 2006, the Company and its examiner filed a joint motion (the "Enron Settlement Motion") with the Bankruptcy Court seeking approval of a settlement agreement and release (the "Enron Settlement Agreement") resolving certain claims with Enron Corp. and certain of its affiliates (the "Enron Parties"). Under the Enron Settlement Agreement, the Company would retain an amount equal to $5,725,000 (the "Settlement Amount") from the amount payable to the Enron Parties as stakeholders under the Plan. The Settlement Amount would be available for distribution to holders of allowed equity interests under the Plan other than the Enron Parties. The Enron Settlement Agreement is subject to the approval of the Bankruptcy Court with respect to the Debtors and the approval of the United States Bankruptcy Court for the Southern District of New York (the "Enron Bankruptcy Court") with respect to Enron Corp. Upon the approval by the Bankruptcy Court and the Enron Bankruptcy Court, the Enron Parties would receive an amount equal to the reserve held by the Company since October 2004 as part of the interim distribution to the other holders of common stock, stock options and warrants of the Company, less the Settlement Amount. As of June 30, 2006, the Company held $31,169,375.49 in the reserve for the Enron Parties.

         The Settlement Agreement also provides for a distribution by the Company on or before December 14, 2006 of the balance held in an interest-bearing money market account as part of the Debtors' bankruptcy estate, less an amount determined by the Company, in its sole and absolute discretion, to be held in reserve sufficient to pay any reasonable expenses incurred in the bankruptcy case and any amounts allocable to the equity interests in the Company held by Lou L. Pai or Lanna L. Pai. This distribution would be to all holders of allowed equity interests under the Plan, including the Enron Parties. As of June 30, 2006, the Company held $16,277,571.50 in such interest-bearing money market account.

         A hearing with the Bankruptcy Court on the Enron Settlement Motion is scheduled for October 30, 2006. Copies of the Enron Settlement Motion and the Enron Settlement Agreement are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated in this report by reference.

         On October 5, 2006, the Company filed a motion (the "Final Distribution Motion") with the Bankruptcy Court for an order permitting the Company to make a final distribution pursuant to Section 5.6 of the Plan to remaining holders of allowed equity interests, to abandon all


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remaining causes of action the Debtors may have relating to the equity interests in the Company of Lou L. Pai and Lanna L. Pai, and to discharge the examiner of the Company. In the alternative, if the Bankruptcy Court does not permit the Debtors to abandon the remaining causes of action relating to the equity interests in the Company of Lou L. Pai and Lanna L. Pai, the Company requested that the Plan be amended to create a litigation trust for such causes of action that would be available following the final distribution.

         Any final distribution is subject to approval by the Bankruptcy Court. A hearing with the Bankruptcy Court on the Final Distribution Motion is scheduled for 10:00 a.m. on October 30, 2006. A copy of the Final Distribution Motion is attached to this report as Exhibit 99.3 and incorporated in this report by reference.

Cautionary Statement

         This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibit No. Description.

      99.1        Enron Settlement Motion dated October 4, 2006.
      99.2        Enron Settlement Agreement dated October 4, 2006.
      99.3.       Final Distribution Motion dated October 5, 2006.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 6, 2006


                                      NEWPOWER HOLDINGS, INC.


                                      By:  /s/ M. Patricia Foster
                                         ------------------------------
                                         Name:   M. Patricia Foster
                                         Title:  President & Chief Executive
                                                 Officer



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                                 EXHIBIT INDEX

                  The following exhibit is filed herewith:


Exhibit No.                      Description
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99.1          Enron Settlement Motion dated October 4, 2006
99.2          Enron Settlement Agreement dated October 4, 2006.
99.3          Final Distribution Motion dated October 5, 2006.




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